As filed with the Securities and Exchange Commission on December 18, 2001
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DIVERSA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	22-3297375
(State of Incorporation)	(I.R.S. Employer Identification No.)

4955 Directors Place
San Diego, CA 92121
(858) 526-5000
(Address of principal executive offices)

1997 Equity Incentive Plan
(Full title of the plan)

Jay M. Short, Ph.D.
Chief Executive Officer
Diversa Corporation
4955 Directors Place
San Diego, CA 92121
(858) 526-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
L. Kay Chandler, Esq.
Cooley Godward LLP
4401 Eastgate Mall
San Diego, CA 92121-9109
(858) 550-6000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee

Common Stock, par value $0.001 per share	3,000,000 shares	$13.87	$41,610,000	$9,945

(1)
This Registration Statement shall cover any additional shares of Common Stock which become issuable under the 1997 Equity Incentive Plan (the “Plan”) by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without receipt of consideration which results in an increase in the number of shares of the outstanding Common Stock of Diversa Corporation (the “Registrant”).

(2)
Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s Common Stock on December 11, 2001 as reported on the Nasdaq National Market.

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENT ON FORM S-8 (FILE NO. 333-31056)

          The contents of Registration Statement on Form S-8 (File No. 333-31056) filed with the Securities and Exchange Commission on February 24, 2000 are incorporated by reference herein.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

           The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated by reference herein:

(a)
The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 including information incorporated by reference therein from the Registrant’s definitive proxy statement for its 2001 meeting of stockholders; and

(b)	The Registrant’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

EXHIBITS
Exhibit Number
4.1	Registrant’s Amended and Restated Certificate of Incorporation(1)
4.2	Registrant’s Amended and Restated Bylaws(2)
4.3	Form of Registrant’s Common Stock certificate(3)
4.4	Registrant’s Certificate of Designation of Series A Junior Participating Preferred Stock(4)
4.5	Rights Agreement, dated as of December 13, 2000, between the Registrant and American Stock Transfer and Trust Company(5)
5.1	Opinion of Cooley Godward LLP
23.1	Consent of Ernst & Young LLP, Independent Auditors
23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
24.1	Power of Attorney is contained on the signature page
99.1	1997 Equity Incentive Plan(6)
99.2	Form of Stock Option Grant Notice and Related Stock Option Agreement under the 1997 Equity Incentive Plan(7)

(1)	Filed as Exhibit 3.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed on May 12, 2000, and incorporated herein by reference.
(2)	Filed as Exhibit 3.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed on May 12, 2000, and incorporated herein by reference.
(3)
Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-92853) originally filed on December 16, 1999, as amended through the date hereof, and incorporated herein by reference.

(4)	Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed on December 15, 2000, and incorporated herein by reference.
(5)	Filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed on December 15, 2000, and incorporated herein by reference.
(6)	Filed as part of the Registrant’s Definitive Proxy Statement on Schedule 14A (File No. 000-29173) filed on April 6, 2001, and incorporated herein by reference.
(7)
Filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-92853) originally filed on December 16, 1999, as amended through the date hereof, and incorporated herein by reference.

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SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S–8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California on December 18, 2001.

DIV	ERSA CORPORATION

/S/ KARIN EASTHAM
By	:
Karin Eastham
Senior Vice President, Finance and Chief Financial Officer

POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JAY M. SHORT, PH.D. and KARIN EASTHAM, and each or either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JAY M. SHORT, PH.D. Jay M. Short, Ph.D.	President, Chief Executive Officer, Chief Technology Officer and Director (Principal Executive Officer)	December 18, 2001

/S/ KARIN EASTHAM Karin Eastham	Senior Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	December 18, 2001

/S/ JAMES H. CAVANAUGH, PH.D. James H. Cavanaugh, Ph.D.	Director	December 18, 2001

/S/ PATRICIA M. CLOHERTY Patricia M. Cloherty	Director	December 18, 2001

/S/ WAYNE T. HOCKMEYER, PH.D. Wayne T. Hockmeyer, Ph.D.	Director	December 18, 2001

/S/ PETER JOHNSON Peter Johnson	Director	December 17, 2001

/S/ DONALD D. JOHNSTON Donald D. Johnston	Director	December 13, 2001

/S/ MARK LESCHLY Mark Leschly	Director	December 18, 2001

/S/ MELVIN I. SIMON, PH.D. Melvin I. Simon, Ph.D.	Director	December 18, 2001

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EXHIBIT INDEX

Exhibit Number
4.1	Registrant’s Amended and Restated Certificate of Incorporation(1)
4.2	Registrant’s Amended and Restated Bylaws(2)
4.3	Form of Registrant’s Common Stock certificate(3)
4.4	Registrant’s Certificate of Designation of Series A Junior Participating Preferred Stock(4)
4.5	Rights Agreement, dated as of December 13, 2000, between the Registrant and American Stock Transfer and Trust Company(5)
5.1	Opinion of Cooley Godward LLP
23.1	Consent of Ernst & Young LLP, Independent Auditors
23.2	Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
24.1	Power of Attorney is contained on the signature page
99.1	1997 Equity Incentive Plan(6)
99.2	Form of Stock Option Grant Notice and Related Stock Option Agreement under the 1997 Equity Incentive Plan(7)

(1)	Filed as Exhibit 3.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed on May 12, 2000, and incorporated herein by reference.
(2)	Filed as Exhibit 3.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed on May 12, 2000, and incorporated herein by reference.
(3)
Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-92853) originally filed on December 16, 1999, as amended through the date hereof, and incorporated herein by reference.

(4)	Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed on December 15, 2000, and incorporated herein by reference.
(5)	Filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed on December 15, 2000, and incorporated herein by reference.
(6)	Filed as part of the Registrant’s Definitive Proxy Statement on Schedule 14A (File No. 000-29173) filed on April 6, 2001, and incorporated herein by reference.
(7)
Filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-92853) originally filed on December 16, 1999, as amended through the date hereof, and incorporated herein by reference.